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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                September 7, 2000
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-19557                  36-3777824
----------------------------       --------------       -----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)




            550 Business Center Drive, Mount Prospect, Illinois 60056
         --------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)



                                 (847) 803-4600
                         -------------------------------
                         (Registrant's telephone number)




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ITEM 5.        OTHER EVENTS.

          On September 7, 2000, Salton, Inc. ("Salton") announced its fiscal 2000 fourth quarter and year-end earnings results.

          On September 7, 2000, Salton also announced that it has entered into agreements with George Foreman, Sam Perlmutter and Michael Srednick pursuant to which Salton has satisfied $22,750,000 of payment obligations it incurred in connection with its acquisition of the "George Foreman" name by issuing 621,074 shares of its common stock to George Foreman and the other venture participants. Under the terms of the transaction: (1) Salton agreed that in the event the aggregate net proceeds (the transaction price less reasonable and customary brokerage commissions) of shares sold by George Foreman or the other venture participants during a one year period and the aggregate market value (based on the average closing price of Salton common stock over a specified period of time) is less than $36.625 multiplied by the number of shares issued to such person, Salton will pay to such person an amount of cash and/or additional shares of Salton common stock equal to the difference between (a) the product of
(x) the number of shares sold during such period multiplied by (y) $36.625 and
(b) the aggregate net proceeds from the sale of such shares; and (2) each of George Foreman and the other venture participants agreed that in the event the aggregate net proceeds of shares he sells during such period and the aggregate market value (based on the average closing price of Salton common stock over a specified period of time) of any shares which he continues to hold at the end of such period exceeds the product of (x) $36.625 multiplied by (y) the number of shares which Salton issued to such person, he will pay Salton in cash 50% of such excess. Salton agreed to register for resale the shares of common stock issued in connection with the transaction.

          The agreements between Salton and each of George Foreman, Sam Perlmutter and Michael Srednick are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated herein by reference. A copy of Salton's press release, dated September 7, 2000, is attached hereto as Exhibit 99.1.

Exhibit No.    Description
-----------    -----------

10.1           Agreement dated as of September 7, 2000 between Salton and George
               Foreman.

10.2           Agreement dated as of September 7, 2000 between Salton and Sam
               Perlmutter.

10.3           Agreement dated as of September 7, 2000 between Salton and
               Michael Srednick.

99.1           Press Release, dated September 7, 2000, issued by Salton.





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                                    SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           ----------------------------------
                                           William B. Rue
Dated:  September 7, 2000                  President and Chief Operating Officer










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                                  EXHIBIT INDEX


Exhibit No.    Description
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10.1           Agreement dated as of September 7, 2000 between Salton and George
               Foreman.

10.2           Agreement dated as of September 7, 2000 between Salton and Sam
               Perlmutter.

10.3           Agreement dated as of September 7, 2000 between Salton and
               Michael Srednick.

99.1           Press Release, dated September 7, 2000, issued by Salton.










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